I-VIDDI SUM SUP-1 060614

Summary Prospectus Supplement dated June 6, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Diversified Dividend Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2010
Robert Botard	Portfolio Manager	2014
Kristina Bradshaw	Portfolio Manager	2014”

I-VIDDI SUM SUP-1 060614